UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08394
                                   ---------

                           TEMPLETON DRAGON FUND, INC.
                           -----------------------------
               (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
      --------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         -----------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (954) 527-7500
                                                           --------------

Date of fiscal year end:  12/31
                          -----

Date of reporting period: 12/31/08
                          ---------


ITEM 1. REPORTS TO STOCKHOLDERS.



                                   [PICTURE]



Contents

ANNUAL REPORT

Templeton Dragon Fund, Inc. ................................    1

Performance Summary ........................................    5

Important Notice to Shareholders ...........................    6

Financial Highlights and Statement of Investments ..........    7

Financial Statements .......................................   12

Notes to Financial Statements ..............................   15

Report of Independent Registered Public Accounting Firm ....   23

Annual Meeting of Shareholders .............................   24

Dividend Reinvestment and Cash Purchase Plan ...............   25

Tax Designation ............................................   28

Board Members and Officers .................................   29

Shareholder Information ....................................   34

Annual Report

Templeton Dragon Fund, Inc.

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Dragon Fund seeks long-term capital appreciation by investing at least 45% of its total assets in equity securities of "China companies," as defined in the Fund's prospectus.

GEOGRAPHIC BREAKDOWN

Based on Total Net Assets as of 12/31/08

[BAR CHART]

Dear Shareholder:

This annual report for Templeton Dragon Fund covers the fiscal year ended December 31, 2008.

PERFORMANCE OVERVIEW

Templeton Dragon Fund had cumulative total returns of -39.68% in market price terms and -42.17% in net asset value terms for the 12 months under review. You can find the Fund's long-term performance data in the Performance Summary on page 5.

ECONOMIC AND MARKET OVERVIEW

Global financial markets this past year experienced some of the worst volatility since the 1930s. The current crisis began in the U.S. with the unraveling of the highly leveraged derivative structure of subprime mortgages. Extreme risk aversion and the resulting lack of liquidity were detrimental to companies that relied on borrowing and eventually led to a series of major financial firm collapses in the U.S. and Europe. Investor anxiety surged and market volatility in developed and emerging markets reached historic levels.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 8.

                               Annual Report | 1

Recognizing the severity of the credit crunch, governments in the greater China region implemented fiscal stimuli and loosened monetary policies to support their domestic economies and ease liquidity conditions. China unveiled an unprecedented US$586 billion stimulus package with a focus on infrastructure development and social welfare, while Taiwan and Hong Kong also announced fiscal measures to foster economic growth.

China's gross domestic product grew 9.0% year-over-year in the first nine months of 2008.1 Although this is slower than the 11.5% rate for the same period in 2007, China remains one of the world's fastest growing economies.(1) Inflation was a major concern in the earlier part of 2008, but as commodity price corrections eased fuel and food prices, inflation fell to its lowest level in nearly two years by period-end. In addition to the stimulus package, the Chinese central bank slashed its borrowing and lending interest rates and lowered cash reserve requirements to boost liquidity in the financial system and spur lending.

The year 2008 marked the end of a long bull run in the region's equity markets that started in 2003. Our experience has led us to believe the recent fall is part of a natural bull and bear market cycle. In emerging markets we have found that, in the past, bull markets have lasted longer than bear markets and bull markets have tended to more than recover the losses of the previous bear markets. Please remember, historical performance is no guarantee of future results.

INVESTMENT STRATEGY

Our investment strategy employs a fundamental, value-oriented, long-term approach. In selecting companies for investment, we will consider overall growth prospects, competitive positions in export markets, technologies, research and development, productivity, labor costs, raw material costs and sources. Additional considerations include profit margins, returns on investment, capital resources, government regulation, management and other factors in comparison to other companies around the world that we believe are comparable.

Our approach to selecting investments emphasizes fundamental company-by-company analysis (rather than broader analyses of specific industries or sectors of the economy), to construct an "action list" from which we make our buy decisions. Although we will consider historical value measures, the primary factor in selecting securities for investment by the Fund will be the company's current price relative to its long-term earnings potential.

1.    Source: National Bureau of Statistics, China.

                               2 | Annual Report

MANAGER'S DISCUSSION

During the year under review, the most significant detractors from the Fund's absolute performance included Sinopec (China Petroleum and Chemical), the country's largest integrated energy company, China Mobile, China's dominant mobile services provider, and PetroChina, the country's largest oil and gas company in terms of reserves. All three stocks significantly declined in value during 2008. Commodity price corrections drove investors to reduce exposure to energy stocks, and shares of Sinopec and PetroChina suffered, while general global equity declines pressured shares of China Mobile. Although we trimmed the Fund's holdings in China Mobile and PetroChina to meet funding requirements, we believed that these companies were well positioned to benefit from continued demand for their products and services over the longer term.

On the other hand, contributors to Fund performance included Cheung Kong Infrastructure Holdings, China Huiyuan Juice Group and Honghua Group. Hong Kong's Cheung Kong Infrastructure Holdings has a strong diversification strategy that enabled the company to build a portfolio of infrastructure investments with defensive earnings. The company also has a substantial holding in Hong Kong Electric, one of the city's two electric utilities. China Huiyuan Juice Group is the country's leading fruit and vegetable juice producer. News of Coca-Cola's interest in acquiring the company substantially pushed up China Huiyuan Juice Group's stock price. Shares of China's Honghua Group, the world's second-largest land rig manufacturer, appreciated as investors recognized the company's notable cost advantage over its competitors and its potential to benefit from growing demand from oil and gas exploration companies in China and Russia.

During the reporting period, we increased the Fund's holdings in consumer-related sectors that included automobile manufacturing, packaged foods and meats, and life and health insurance companies. Some key investments were Jiangling Motors, China Foods and China Life Insurance. We believe the long-term outlook for consumerism remains attractive due to relatively higher per capita income growth and continued demand for consumer goods and services in emerging markets.

Jiangling Motors, a commercial vehicles and light trucks manufacturer, serves as The Ford Motor Company's commercial vehicle production base in China. In our view, the company could benefit from Ford in terms of management, technology know-how and the introduction of new models. Based on our analysis, we also believe that Jiangling Motors could gain from continued demand for multipurpose vehicles from China's logistics industry. China Foods is the food and beverages flagship company of state-owned COFCO

TOP 10 HOLDINGS

12/31/08

COMPANY                                                       % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                      NET ASSETS
------------------------------------------------------        ----------
Dairy Farm International Holdings Ltd.                          18.8%
  FOOD & STAPLES RETAILING, HONG KONG

China Mobile Ltd.                                               10.9%
  WIRELESS TELECOMMUNICATION SERVICES, CHINA

Sinopec (China Petroleum and Chemical Corp.), H                  8.3%
  OIL, GAS & CONSUMABLE FUELS, CHINA

PetroChina Co. Ltd., H                                           6.8%
  OIL, GAS & CONSUMABLE FUELS, CHINA

CNOOC Ltd.                                                       4.7%
  OIL, GAS & CONSUMABLE FUELS, CHINA

Cheung Kong Infrastructure Holdings Ltd.                         4.4%
  ELECTRIC UTILITIES, HONG KONG

China Construction Bank Corp., H                                 3.9%
  COMMERCIAL BANKS, CHINA

Hopewell Holdings Ltd.                                           3.3%
  REAL ESTATE MANAGEMENT & DEVELOPMENT, HONG KONG

TSMC (Taiwan Semiconductor Manufacturing Co. Ltd.)               3.1%
  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT, TAIWAN

Datang International Power Generation Co. Ltd., H                2.6%
  INDEPENDENT POWER PRODUCERS & ENERGY TRADERS, CHINA

                                Annual Report | 3

Group. Its core businesses include winery, Coca-Cola bottling, packaged edible oil and confectionery. With strong market shares in all of its major business areas, we believe China Foods is well positioned to take advantage of the country's 1.3 billion consumer base. China Life Insurance is the country's leading life insurance company with a dominant market position, extensive national presence and growth potential, which led us to maintain a positive view on the company's prospects.

To raise funds for dividend payments during the reporting period, we sold a number of holdings. We sold some other stocks as they reached sale price targets. As a result, the Fund's exposure to diversified banking, industrial conglomerates and telecommunication services companies fell. Major sales included part of China Mobile, Cheung Kong Infrastructure Holdings and leading commercial bank China Construction Bank.

Thank you for your continued participation in Templeton Dragon Fund. We look forward to serving your future investment needs.

Sincerely,

[PHOTO OF MARK MOBIUS]

-s- Mark Mobius
Mark Mobius
Executive Chairman
Templeton Asset Management Ltd.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

                               4 | Annual Report

Performance Summary as of 12/31/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any unrealized gains on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

SYMBOL: TDF                                        CHANGE    12/31/08   12/31/07
-------------------------------------             --------   --------   --------
Net Asset Value (NAV)                             -$ 15.94   $  18.79   $  34.73

Market Price (NYSE)                               -$ 13.68   $  17.26   $  30.94

DISTRIBUTIONS (1/1/08 - 12/31/08)

Dividend Income                        $ 0.5786

Short-Term Capital Gain                $ 0.0567

Long-Term Capital Gain                 $ 1.0539

  TOTAL                                $ 1.6892

PERFORMANCE

                                                   1-YEAR     5-YEAR    10-YEAR
                                                  --------   --------   -------
Cumulative Total Return (1)

  Based on change in NAV (2)                        -42.17%    +56.90%   +271.12%

  Based on change in market price (3)               -39.68%    +36.03%   +411.25%

Average Annual Total Return (1)

  Based on change in NAV (2)                        -42.17%     +9.42%    +14.01%

  Based on change in market price (3)               -39.68%     +6.34%    +17.72%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. ALSO, AS A NONDIVERSIFIED INVESTMENT COMPANY INVESTING IN "CHINA COMPANIES," THE FUND MAY INVEST IN A RELATIVELY SMALL NUMBER OF ISSUERS AND, AS A RESULT, BE SUBJECT TO A GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.

2.    Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

                               Annual Report | 5

Important Notice to Shareholders

      SHARE REPURCHASE PROGRAM

      The Fund's Board previously authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase Fund shares, from time to time, in open-market transactions, at the discretion of management. This authorization remains in effect.

                               6 | Annual Report

Templeton Dragon Fund, Inc.

FINANCIAL HIGHLIGHTS

                                                                                YEAR ENDED DECEMBER 31,
                                                           ----------------------------------------------------------------
                                                              2008          2007           2006          2005        2004
                                                           ---------    -----------    -----------    ---------   ---------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ....................    $   34.73    $     26.95    $     21.80    $   18.70   $   16.62
                                                           ---------    -----------    -----------    ---------   ---------

Income from investment operations:
  Net investment income (a) ...........................         0.55           0.58           0.38         0.59        0.25
  Net realized and unrealized gains (losses) ..........       (14.80)         10.44           7.12         3.28        2.39
                                                           ---------    -----------    -----------    ---------   ---------
Total from investment operations ......................       (14.25)         11.02           7.50         3.87        2.64
                                                           ---------    -----------    -----------    ---------   ---------

Less distributions from:
  Net investment income ...............................        (0.58)         (0.33)         (0.37)       (0.41)      (0.16)
  Net realized gains ..................................        (1.11)         (2.91)         (1.98)       (0.36)      (0.40)
                                                           ---------    -----------    -----------    ---------   ---------
Total distributions ...................................        (1.69)         (3.24)         (2.35)       (0.77)      (0.56)
                                                           ---------    -----------    -----------    ---------   ---------
Net asset value, end of year ..........................    $   18.79    $     34.73    $     26.95    $   21.80   $   18.70
                                                           =========    ===========    ===========    =========   =========

Market value, end of year (b) .........................    $   17.26    $     30.94    $     26.26    $   19.18   $   17.47
                                                           =========    ===========    ===========    =========   =========

Total return (based on market value per share) ........       (39.68)%        31.69%         49.56%       14.08%       0.36%

RATIOS TO AVERAGE NET ASSETS
Expenses (c) ..........................................         1.51%          1.47%          1.49%        1.52%       1.52%
Net investment income .................................         2.05%          1.85%          1.61%        2.92%       1.45%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................    $ 711,753    $ 1,315,377    $ 1,017,910    $ 823,243   $ 706,138
Portfolio turnover rate ...............................         7.90%         15.66%         18.83%        8.84%      19.42%

(a)   Based on average daily shares outstanding.

(b)   Based on the last sale on the New York Stock Exchange.

(c)   Benefit of expense reduction rounds to less than 0.01%.

      Annual Report | The accompanying notes are an integral part of these
                            financial statements. | 7

Templeton Dragon Fund, Inc.

STATEMENT OF INVESTMENTS, DECEMBER 31, 2008

                                                            COUNTRY    SHARES/UNITS       VALUE
                                                           ---------   ------------   ------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS 98.8%
      AIR FREIGHT & LOGISTICS 0.1%
      Sinotrans Ltd., H ................................     China       4,063,000    $    786,367
                                                                                      ------------

      AUTO COMPONENTS 1.8%
      Cheng Shin Rubber Industry Co. Ltd. ..............    Taiwan      12,778,099      10,994,429
      Norstar Founders Group Ltd. ......................   Hong Kong    13,376,000       1,639,596
(a)   Zhejiang Glass Co. Ltd., H .......................     China       2,154,000         383,541
                                                                                      ------------
                                                                                        13,017,566
                                                                                      ------------

      AUTOMOBILES 1.9%
(a,b) Chongqing Changan Automobile Co. Ltd., B .........     China       4,395,302         952,764
      Denway Motors Ltd. ...............................     China       2,776,000         863,224
      Dongfeng Motor Corp., H ..........................     China      27,354,000       8,823,643
      Great Wall Motor Co. Ltd., H .....................     China       2,496,000         869,552
      Jiangling Motors Corp. Ltd., B ...................     China       3,818,520       1,980,652
                                                                                      ------------
                                                                                        13,489,835
                                                                                      ------------

      BEVERAGES 0.1%
      Yantai Changyu Pioneer Wine Co. Ltd., B ..........     China         182,800         641,552
                                                                                      ------------

      COMMERCIAL BANKS 8.1%
      Bank of China Ltd., H ............................     China      56,321,000      15,406,122
      China Construction Bank Corp., H .................     China      50,251,000      27,556,289
      Industrial and Commercial Bank of China
       Ltd., H .........................................     China      27,510,000      14,482,310
                                                                                      ------------
                                                                                        57,444,721
                                                                                      ------------

      COMMUNICATIONS EQUIPMENT 0.3%
      ZTE Corp., H .....................................     China         876,337       2,295,378
                                                                                      ------------

      COMPUTERS & PERIPHERALS 3.6%
      Acer Inc. ........................................    Taiwan       3,245,905       4,218,934
      Advantech Co. Ltd. ...............................    Taiwan       1,813,561       2,628,349
      Asustek Computer Inc. ............................    Taiwan      14,656,504      16,456,426
      Lite-On IT Corp. .................................    Taiwan       6,206,598       2,499,682
                                                                                      ------------
                                                                                        25,803,391
                                                                                      ------------

      DISTRIBUTORS 1.8%
      China Resources Enterprise Ltd. ..................   Hong Kong     5,818,000      10,149,333
      Dah Chong Hong Holdings Ltd. .....................   Hong Kong    16,316,520       2,231,621
(c)   Dah Chong Hong Holdings Ltd., 144A ...............   Hong Kong       550,000          75,224
                                                                                      ------------
                                                                                        12,456,178
                                                                                      ------------

      DIVERSIFIED TELECOMMUNICATION SERVICES 1.7%
      China Telecom Corp. Ltd., H ......................     China      18,936,000       7,061,113
      China Unicom (Hong Kong) Ltd. ....................     China       4,430,752       5,316,765
                                                                                      ------------
                                                                                        12,377,878
                                                                                      ------------

      ELECTRIC UTILITIES 4.4%
      Cheung Kong Infrastructure Holdings Ltd. .........   Hong Kong     8,364,000      31,458,620
                                                                                      ------------

      ELECTRONIC EQUIPMENT & INSTRUMENTS 0.2%
      Yorkey Optical International Cayman Ltd. .........     China      11,491,000       1,364,058
                                                                                      ------------

                               8 | Annual Report

Templeton Dragon Fund, Inc.

                                                                        COUNTRY    SHARES/UNITS       VALUE
                                                                       ---------   ------------   -------------
    COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
    ENERGY EQUIPMENT & SERVICES 0.0% (d)
    Honghua Group Ltd. .............................................     China       2,026,000    $     240,500
                                                                                                  -------------
    FOOD & STAPLES RETAILING 18.9%
    Beijing Jingkelong Supermarket Chain Group Co. Ltd., H .........     China       1,870,000          651,467
    Dairy Farm International Holdings Ltd.  ........................   Hong Kong    31,360,578      133,909,668
                                                                                                  -------------
                                                                                                    134,561,135
                                                                                                  -------------

    FOOD PRODUCTS 1.6%
    China Foods Ltd. ...............................................     China      15,224,000        5,676,932
    China Huiyuan Juice Group Ltd. .................................     China         806,000        1,007,734
    People's Food Holdings Ltd. ....................................     China       3,574,000        1,733,982
(a) Uni-President China Holdings Ltd. ..............................    Taiwan       2,340,000          606,875
    Uni-President Enterprises Corp. ................................    Taiwan       1,290,692        1,138,093
    Xiwang Sugar Holdings Co. Ltd. .................................   Hong Kong     6,112,000          946,350
                                                                                                  -------------
                                                                                                     11,109,966
                                                                                                  -------------

    HOTELS, RESTAURANTS & LEISURE 0.3%
    NagaCorp Ltd. ..................................................    Cambodia    17,265,000        2,383,622
                                                                                                  -------------
    INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 3.4%
    Datang International Power Generation Co. Ltd., H ..............     China      34,592,000       18,299,812
    Guangdong Electric Power Development Co. Ltd., B ...............     China      10,224,960        3,351,061
    Huadian Power International Corp. Ltd., H ......................     China       6,578,000        1,570,192
    Huaneng Power International Inc., H ............................     China       1,454,000        1,050,605
                                                                                                  -------------
                                                                                                     24,271,670
                                                                                                  -------------

    INDUSTRIAL CONGLOMERATES 2.2%
    Shanghai Industrial Holdings Ltd. ..............................     China       6,850,000       15,644,112
                                                                                                  -------------

    INSURANCE 1.4%
    China Life Insurance Co. Ltd., H ...............................     China       3,372,000       10,246,265
                                                                                                  -------------

    IT SERVICES 0.3%
    Travelsky Technology Ltd., H ...................................     China       5,574,000        2,445,305
                                                                                                  -------------

    MACHINERY 1.4%
    China International Marine Containers (Group) Co. Ltd., B ......     China      11,778,895        6,383,237
    Lonking Holdings Ltd. ..........................................     China       3,020,000        1,546,979
    Mirle Automation Corp. .........................................    Taiwan         679,000          363,584
    Shin Zu Shing Co. Ltd. .........................................    Taiwan         714,637        1,787,955
                                                                                                  -------------
                                                                                                     10,081,755
                                                                                                  -------------

    MARINE 0.1%
    Sinotrans Shipping Ltd. ........................................   Hong Kong     3,090,500          785,565
                                                                                                  -------------

    MEDIA 0.1%
    Next Media Ltd. ................................................   Hong Kong     5,588,000          648,912
                                                                                                  -------------

    OIL, GAS & CONSUMABLE FUELS 22.8%
    China Coal Energy Co., H .......................................     China         891,000          709,333
    China Petroleum and Chemical Corp., H ..........................     China      97,904,000       59,246,182
    China Shenhua Energy Co. Ltd., H ...............................     China       6,125,500       12,962,014
    CNOOC Ltd. .....................................................     China      35,637,000       33,290,996

                                Annual Report | 9

Templeton Dragon Fund, Inc.

                                                              COUNTRY      SHARES/UNITS       VALUE
                                                           -------------   ------------   -------------
    COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
    OIL, GAS & CONSUMABLE FUELS (CONTINUED)
    PetroChina Co. Ltd., H .............................       China         55,370,000   $  48,510,012
    Yanzhou Coal Mining Co. Ltd., H ....................       China          9,996,000       7,338,809
                                                                                          -------------
                                                                                            162,057,346
                                                                                          -------------

    PHARMACEUTICALS 0.1%
    Tong Ren Tang Technologies Co. Ltd., H .............       China            679,000         551,947
                                                                                          -------------

    REAL ESTATE MANAGEMENT & DEVELOPMENT 5.1%
    Cheung Kong (Holdings) Ltd. ........................     Hong Kong          954,000       9,022,761
    Hopewell Holdings Ltd. .............................     Hong Kong        7,088,000      23,321,205
    Soho China Ltd. ....................................       China          7,878,500       3,385,126
(c) Soho China Ltd., 144A ..............................       China            764,000         328,265
                                                                                          -------------
                                                                                             36,057,357
                                                                                          -------------

    SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 3.9%
    MediaTek Inc. ......................................      Taiwan            383,800       2,582,087
    Novatek Microelectronics Corp. Ltd. ................      Taiwan          2,875,766       2,728,797
    Taiwan Semiconductor Manufacturing Co. Ltd. ........      Taiwan         16,295,661      22,075,587
                                                                                          -------------
                                                                                             27,386,471
                                                                                          -------------

    SOFTWARE 0.4%
    Kingdee International Software Group Co. Ltd.,
     fgn. ..............................................     Hong Kong        8,862,000         914,763
(a) Shanda Interactive Entertainment Ltd., ADR .........       China             47,400       1,533,864
                                                                                          -------------
                                                                                              2,448,627
                                                                                          -------------

    TEXTILES, APPAREL & LUXURY GOODS 0.2%
    Tainan Enterprises Co. Ltd. ........................      Taiwan          1,657,443         864,753
    Weiqiao Textile Co. Ltd., H ........................       China          1,556,000         538,061
                                                                                          -------------
                                                                                              1,402,814
                                                                                          -------------

    TRANSPORTATION INFRASTRUCTURE 1.1%
    Cosco Pacific Ltd. .................................       China          6,710,000       6,848,352
(c) Rickmers Maritime, 144A (Trust Units) ..............     Singapore        2,904,000         790,618
                                                                                          -------------
                                                                                              7,638,970
                                                                                          -------------

    WIRELESS TELECOMMUNICATION SERVICES 11.5%
    China Mobile Ltd. ..................................       China          7,731,500      77,612,281
    Taiwan Mobile Co. Ltd. .............................      Taiwan          2,972,831       4,417,296
                                                                                          -------------
                                                                                             82,029,577
                                                                                          -------------

    TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
    (COST $483,708,311) ................................                                    703,127,460
                                                                                          -------------
    SHORT TERM INVESTMENTS (COST $9,767,782) 1.4%
    MONEY MARKET FUNDS 1.4%
(e) Franklin Institutional Fiduciary Trust Money Market
     Portfolio, 0.55% ..................................   United States      9,767,782       9,767,782
                                                                                          -------------
    TOTAL INVESTMENTS (COST $493,476,093) 100.2% .......                                    712,895,242
    OTHER ASSETS, LESS LIABILITIES (0.2)% ..............                                     (1,141,809)
                                                                                          -------------
    NET ASSETS 100.0% ..................................                                  $ 711,753,433
                                                                                          =============

                                10 | Annual Report

Templeton Dragon Fund, Inc.

See Abbreviations on page 22.

(a) Non-income producing for the twelve months ended December 31, 2008.

(b) Security has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2008, the value of this security was $952,764, representing 0.13% of net assets.

(c) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At December 31, 2008, the aggregate value of these securities was $1,194,107, representing 0.17% of net assets.

(d) Rounds to less than 0.1% of net assets.

(e) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

      Annual Report | The accompanying notes are an integral part of these
                           financial statements. | 11

Templeton Dragon Fund, Inc.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
   Investments in securities:
     Cost - Unaffiliated issuers ................................   $483,708,311
     Cost - Sweep Money Fund (Note 7) ...........................      9,767,782
                                                                    ------------
     Total cost of investments ..................................   $493,476,093
                                                                    ============
     Value - Unaffiliated issuers ...............................   $703,127,460
     Value - Sweep Money Fund (Note 7) ..........................      9,767,782
                                                                    ------------
     Total value of investments .................................    712,895,242
   Foreign currency, at value (cost $134) .......................            134
                                                                    ------------
        Total assets ............................................    712,895,376
                                                                    ------------
Liabilities:
   Payables:
     Affiliates .................................................        826,940
     Custodian fees (Note 4) ....................................        103,859
     Professional fees ..........................................        147,247
   Accrued expenses and other liabilities .......................         63,897
                                                                    ------------
        Total liabilities .......................................      1,141,943
                                                                    ------------
          Net assets, at value ..................................   $711,753,433
                                                                    ============
Net assets consist of:
   Paid-in capital ..............................................   $458,954,780
   Undistributed net investment income ..........................     20,640,217
   Net unrealized appreciation (depreciation) ...................    219,419,149
   Accumulated net realized gain (loss) .........................     12,739,287
                                                                    ============
          Net assets, at value ..................................   $711,753,433
                                                                    ============
   Shares outstanding ...........................................     37,873,327
                                                                    ============
   Net asset value per share ....................................   $      18.79
                                                                    ============

           12 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Dragon Fund, Inc.

STATEMENT OF OPERATIONS
for the year ended December 31, 2008

Investment income:
   Dividends (net of foreign taxes of $1,802,607)
     Unaffiliated issuers .............................................   $  35,852,483
     Sweep Money Fund (Note 7) ........................................         301,527
   Interest ...........................................................             822
                                                                          -------------
        Total investment income .......................................      36,154,832
                                                                          -------------
Expenses:
   Management fees (Note 3a) ..........................................      12,639,878
   Administrative fees (Note 3b) ......................................       1,528,925
   Transfer agent fees ................................................         233,861
   Custodian fees (Note 4) ............................................         464,488
   Reports to shareholders ............................................          66,345
   Registration and filing fees .......................................          35,708
   Professional fees ..................................................         254,486
   Directors' fees and expenses .......................................          95,522
   Other ..............................................................          42,677
                                                                          -------------
        Total expenses ................................................      15,361,890
        Expense reductions (Note 4) ...................................          (3,282)
                                                                          -------------
          Net expenses ................................................      15,358,608
                                                                          -------------
             Net investment income ....................................      20,796,224
                                                                          -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
     Investments ......................................................      12,899,318
     Foreign currency transactions ....................................        (106,608)
                                                                          -------------
             Net realized gain (loss)..................................      12,792,710
                                                                          -------------
   Net change in unrealized appreciation (depreciation) on:
     Investments ......................................................    (573,236,324)
     Translation of other assets and liabilities denominated in foreign
      currencies ......................................................            (776)
                                                                          -------------
             Net change in unrealized appreciation (depreciation) .....    (573,237,100)
                                                                          -------------
Net realized and unrealized gain (loss) ...............................    (560,444,390)
                                                                          -------------
Net increase (decrease) in net assets resulting from operations .......   $(539,648,166)
                                                                          =============

      Annual Report | The accompanying notes are an integral part of these
                           financial statements. | 13

Templeton Dragon Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           YEAR ENDED DECEMBER 31,
                                                                                     ----------------------------------
                                                                                           2008              2007
                                                                                     ----------------------------------
Increase (decrease) in net assets:
   Operations:
     Net investment income .......................................................   $    20,796,224    $    21,951,375
     Net realized gain (loss) from investments and foreign currency
      transactions ...............................................................        12,792,710        118,772,230
     Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign
      currencies .................................................................      (573,237,100)       276,726,468
                                                                                     ----------------------------------
          Net increase (decrease) in net assets resulting from operations ........      (539,648,166)       417,450,073
                                                                                     ----------------------------------
   Distributions to shareholders from:
     Net investment income .......................................................       (21,913,507)       (12,645,904)
     Net realized gains ..........................................................       (42,062,117)      (110,120,527)
                                                                                     ----------------------------------
   Total distributions to shareholders ...........................................       (63,975,624)      (122,766,431)
                                                                                     ----------------------------------

   Capital share transactions from (Note 2) ......................................                --          2,783,627
                                                                                     ----------------------------------

          Net increase (decrease) in net assets ..................................      (603,623,790)       297,467,269
Net assets:
   Beginning of year .............................................................     1,315,377,223      1,017,909,954
                                                                                     ----------------------------------
   End of year ...................................................................   $   711,753,433    $ 1,315,377,223
                                                                                     ==================================
Undistributed net investment income included in net assets:
   End of year ...................................................................   $    20,640,217    $    21,911,851
                                                                                     ==================================

           14 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Dragon Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Dragon Fund, Inc. (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end investment company.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

                               Annual Report | 15

Templeton Dragon Fund, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

                               16 | Annual Report

Templeton Dragon Fund, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME TAXES (CONTINUED)

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

                               Annual Report | 17

Templeton Dragon Fund, Inc.

2. CAPITAL STOCK

At December 31, 2008, there were 100 million shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                   YEAR ENDED DECEMBER 31,
                                              ------------------------------------
                                                    2008            2007
                                              --------------  --------------------
                                              SHARES  AMOUNT  SHARES      AMOUNT
                                              ------  ------  -------  -----------
Shares issued in reinvestment
   of distributions ........................      --  $   --  103,212  $ 2,783,627

The Fund's Board of Directors previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. This authorization remains in effect. During the years ended December 31, 2008 and December 31, 2007, there were no shares repurchased.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                   AFFILIATION
----------------------------------------------      ----------------------------
Templeton Asset Management Ltd. (TAML)              Investment manager
Franklin Templeton Services, LLC (FT Services)      Administrative manager

A. MANAGEMENT FEES

The Fund pays an investment management fee to TAML based on the average weekly net assets of the Fund as follows:

ANNUALIZED FEE RATE     NET ASSETS
-------------------     ------------------------------------------------
      1.250%            Up to and including $1 billion
      1.200%            Over $1 billion, up to and including $5 billion
      1.150%            Over $5 billion, up to and including $10 billion
      1.100%            Over $10 billion, up to and including $15 billion
      1.050%            Over $15 billion, up to and including $20 billion
      1.000%            In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.15% per year of the average weekly net assets, of which 0.10% is paid to Nomura Asset Management U.S.A. Inc., for sub-administrative services.

                               18 | Annual Report

Templeton Dragon Fund, Inc.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2008, the Fund deferred realized capital losses and realized currency losses of $1,119,925 and $11,962, respectively.

The tax character of distributions paid during the years ended December 31, 2008 and 2007, was as follows:

                                    2008            2007
                                ------------   -------------
Distributions paid from:
   Ordinary income ...........  $ 24,060,925   $  27,708,126
   Long term capital gain ....    39,914,699      95,058,305
                                ------------   -------------

                                $ 63,975,624   $ 122,766,431
                                ============   =============

At December 31, 2008, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ........................   $ 493,905,413
                                               =============

Unrealized appreciation ....................   $ 311,528,019
Unrealized depreciation ....................     (92,538,190)
                                               -------------
Net unrealized appreciation
 (depreciation) ............................   $ 218,989,829
                                               =============

Undistributed ordinary income ..............   $  20,909,458
Undistributed long term capital gains ......      14,031,255
                                               -------------
Distributable earnings .....................   $  34,940,713
                                               =============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

                               Annual Report | 19

Templeton Dragon Fund, Inc.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2008, aggregated $80,126,110 and $120,126,815, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. REORGANIZATION TO A DELAWARE STATUTORY TRUST

On May 29, 2002, the Board of Directors approved an Agreement and Plan of Reorganization (Agreement) whereby the Fund would be reorganized and its domicile changed from a Maryland corporation to a Delaware statutory trust. The completion of the reorganization is pending guidance from the National Tax Agency in Japan relating to the tax treatment of the Plan under Japanese laws with respect to the Fund's Japanese shareholders. If and when the reorganization is completed, the Delaware statutory trust will be the successor to the Fund.

10. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

                                20 | Annual Report

Templeton Dragon Fund, Inc.

10. FAIR VALUE MEASUREMENTS (CONTINUED)

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

      -     Level 1 - quoted prices in active markets for identical securities

      - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

      - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008, in valuing the Fund's assets carried at fair value:

                       LEVEL 1     LEVEL 2   LEVEL 3       TOTAL
                    -------------  -------  ---------  -------------
ASSETS:
   Investments in
   Securities       $ 711,942,478  $    --  $ 952,764  $ 712,895,242

At December 31, 2008, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

                                                             INVESTMENTS
                                                            IN SECURITIES
                                                            -------------
Beginning Balance - January 1, 2008 ....................    $          --
   Net realized gain (loss) ............................               --
   Net change in unrealized appreciation
    (depreciation) .....................................               50
   Net purchases (sales) ...............................               --
   Transfers in and/or out of Level 3 ..................          952,714
                                                            -------------
Ending Balance .........................................    $     952,764
                                                            =============

Net change in unrealized appreciation (depreciation)
   attributable to assets still held at end of year ....    $          50
                                                            =============

11. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.

                               Annual Report | 21

Templeton Dragon Fund, Inc.

ABBREVIATIONS

SELECTED PORTFOLIO

ADR - American Depository Receipt

                               22 | Annual Report

Templeton Dragon Fund, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF TEMPLETON DRAGON FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Dragon Fund, Inc. (the "Fund") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 20, 2009

                               Annual Report | 23

Templeton Dragon Fund, Inc.

ANNUAL MEETING OF SHAREHOLDERS, MAY 30, 2008

The Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Fort Lauderdale, Florida on May 30, 2008. The purpose of the meeting was to elect four Directors of the Fund and to consider the approval or rejection of a shareholder proposal to request that the Board of Directors consider approving, and submitting for shareholder approval at a future shareholder meeting, a proposal to convert the Fund from a closed-end fund to an open-end fund. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Harris J. Ashton, Ann Torre Bates, Frank J. Crothers and Constantine D. Tseretopoulos.* Shareholders voted to reject the proposal to request that the Board of Directors consider approving, and submitting for shareholder approval at a future shareholder meeting, a proposal to convert the Fund from a closed-end fund to an open-end fund. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

Proposal 1 - The election of four Directors:

                                                  % OF       % OF SHARES                % OF      % OF SHARES
                                                OUTSTANDING    PRESENT               OUTSTANDING    PRESENT
                                       FOR        SHARES     AND VOTING   WITHHELD      SHARES    AND VOTING
                                    ----------  -----------  -----------  ---------  -----------  -----------
TERM EXPIRING 2011
Harris J. Ashton ................   32,250,538     85.15%       96.67%    1,109,860     2.93%        3.33%
Frank J. Crothers ...............   32,264,767     85.19%       96.72%    1,095,631     2.89%        3.28%
Constantine D. Tseretopoulos ....   32,274,885     85.22%       96.75%    1,085,513     2.87%        3.25%

TERM EXPIRING 2009
Ann Torre Bates .................   32,284,244     85.24%       96.77%    1,076,154     2.84%        3.23%

Proposal 2 - The rejection of a shareholder proposal to request that the Board of Directors consider approving, and submitting for shareholder approval at a future shareholder meeting, a proposal to convert the Fund from a closed-end fund to an open-end fund:

                                                    % OF      % OF SHARES
                                       SHARES    OUTSTANDING    PRESENT
                                       VOTED       SHARES     AND VOTING
                                     ----------  -----------  -----------
For ..............................    6,856,747     18.10%      42.03%
Against ..........................    9,458,807     24.97%      57.97%
Abstain ..........................      315,071      0.83%        N/A
Broker Non-Votes .................   21,242,699     56.09%        N/A

Note: Due to rounding, totals may not necessarily agree with the arithmetic sum of the figures.

* Edith E. Holiday, Charles B. Johnson, Gregory E. Johnson, David W. Niemiec, Frank A. Olson, Larry D. Thompson and Robert E. Wade, are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

                                24 | Annual Report

Templeton Dragon Fund, Inc.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan, unless he elects to withdraw. Shareholders holding their shares through Japan Securities Depository Center, Inc., will not be enrolled in the Plan unless certain conditions are met and they elect to participate. If shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA 15252-8035, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify The Bank of New York Mellon (the "Plan Administrator") at the address above or the institution in whose name the shares are held. The Plan Administrator must receive written notice within ten business days before the record date for a distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to The Bank of New York Mellon and sent to BNY Mellon Shareowner Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attention: Templeton Dragon Fund, Inc. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund's shares on the open market.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions.

                               Annual Report | 25

Templeton Dragon Fund, Inc.

DIRECT DEPOSIT SERVICE FOR REGISTERED SHAREHOLDERS

Cash distributions can now be electronically credited to a checking or savings account at any financial institution that participates in the Automated Clearing House ("ACH") system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going to http://vault.bnymellon.com/isd or dial 1-800-416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.

                               26 | Annual Report

Templeton Dragon Fund, Inc.

TRANSFER AGENT

BNY Mellon Shareowner Services
P.O. Box 358035
Pittsburgh, PA 15252-8035
1-800-416-5585
www.bnymellon.com

DIRECT REGISTRATION

If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at BNY Mellon Shareowner Services through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book entry transactions, to electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminates the possibility of lost certificates. For additional information, please contact BNY Mellon Shareowner Services at 1-800-416-5585.

SHAREHOLDER INFORMATION

Shares of Templeton Dragon Fund, Inc. are traded on the New York Stock Exchange under the symbol TDF. The Fund's shares are also listed and traded in Japan on the Osaka Securities Exchange Co., Ltd. Information about the net asset value and the market price is published each Monday in the WALL STREET JOURNAL, weekly in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can now access their Fund account on-line with INVESTOR SERVICE DIRECT(R). For information go to BNY Mellon Shareowner Services' web site at http://vault.bnymellon.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at 1-800/DIAL BEN(R) (1-800-342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Dragon Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

                               Annual Report | 27

Templeton Dragon Fund, Inc.

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $39,914,699 as a long term capital gain dividend for the fiscal year ended December 31, 2008.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $2,147,418 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2008.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $6,101,798 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2008. Distributions, including qualified dividend income, paid during calendar year 2008 will be reported to shareholders on Form 1099-DIV in January 2009. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $179,807 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2008.

                               28 | Annual Report

Templeton Dragon Fund, Inc.

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves a three-year term that continues until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                      LENGTH OF    FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION  TIME SERVED  BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
----------------------         --------  -----------  -----------------------  -----------------------------------
HARRIS J. ASHTON (1932)        Director   Since 1994  138                      Bar-S Foods (meat packing company).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (Until 1998).

ANN TORRE BATES (1958)          Director  Since 2008    30           SLM Corporation (Sallie Mae) and
500 East Broward Blvd.                                               Allied Capital Corporation (financial
Suite 2100                                                           services).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (Until
1995).

FRANK J. CROTHERS (1944)       Director  Since 1998   23            Fortis, Inc. (utility holding company), Victory
500 East Broward Blvd.                                              Nickel Inc. (mineral exploration)  and ABACO
Suite 2100                                                          Markets Limited (retail distributors).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Vice Chairman, Caribbean Utilities Company, Ltd. and director of various other private business And Nonprofit organizations.

EDITH E. HOLIDAY (1952)        Lead        Director since 1996  and   138     Hess Corporation (exploration and
500 East Broward Blvd.         Independent Lead Independent Director          refining of oil and gas), H.J. Heinz
Suite 2100                     Director    since 2007                         Company (processed foods and allied
Fort Lauderdale, FL 33394-3091                                                products), RTI International Metals,
                                                                              Inc. (manufacture and distribution
                                                                              of titanium), Canadian National Railway
                                                                              (railroad) and White Mountains Insurance
                                                                              Group, Ltd. (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

                               Annual Report | 29

                                                          NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                         LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION   TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
----------------------           --------   -----------   -----------------------   ------------------------------------------------
DAVID W. NIEMIEC (1949)          Director   Since 2005    23                        Emeritus Corporation (assisted living) and OSI
500 East Broward Blvd.                                                              Pharmaceuticals, Inc. (pharmaceutical products).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Advisor, Saratoga Partners (private equity fund); and FORMERLY, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

FRANK A. OLSON (1932)            Director   Since 2003    138     Hess Corporation (exploration and refining of oil and gas)
500 East Broward Blvd.                                            and Sentient Jet (private jet service).
Suite 2100
Fort Lauderdale,FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)         Director   Since 2005    145                       None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

CONSTANTINE D. TSERETOPOULOS     Director   Since 1997    23                        None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical
Center (1982-1985).

ROBERT E. WADE (1946)            Director   Since 2006    37                        El Oro and Exploration Co., p.l.c.
500 East Broward Blvd.                                                              (investments).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Retired, former practicing attorney.

                               30 | Annual Report

INTERESTED BOARD MEMBERS AND OFFICERS

                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                        LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS               POSITION         TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------   --------------   -----------   -----------------------   ------------------------
**CHARLES B. JOHNSON      Director and     Since 1994    138                       None
(1933)
One Franklin Parkway      Vice President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

**GREGORY E. JOHNSON       Director         Since 2006    92                        None
(1961)
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director, Templeton Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

JENNIFER J. BOLT (1964)   Chief            Since           Not Applicable   Not Applicable
One Franklin Parkway      Executive        December 2008
San Mateo, CA 94403-1906  Officer  -
                          Finance and
                          Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Executive Vice President - Operations and Technology, Franklin Resources, Inc.; Director, Templeton Global Advisors Limited; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)     Chief            Chief Compliance  Not Applicable       Not Applicable
One Franklin Parkway      Compliance       Officer since
San Mateo, CA 94403-1906  Officer and      2004 and Vice
                          Vice President   President - AML
                           -  AML          Compliance since
                          Compliance       2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; Officer of Some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment Companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).

LAURA F. FERGERSON (1962) Chief Financial  Since           Not Applicable Not Applicable
One Franklin Parkway      Officer and      February 2008
San Mateo, CA 94403-1906  Chief
                          Accounting
                          Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and Member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of Most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).

                               Annual Report | 31

                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED     BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------   --------------   -------------   -----------------------   ------------------------
JIMMY D. GAMBILL (1947)          Vice President   Since           Not Applicable            Not Applicable
500 East Broward Blvd.                            February 2008
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the Other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

DAVID P. GOSS (1947)       Vice President    Since 2000   Not Applicable        Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton INVESTMENTS.

RUPERT H. JOHNSON, JR. (1940)  Vice President   Since 1996   Not Applicable   Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and Officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

JOHN R. KAY (1940)            Vice President   Since 1994   Not Applicable   Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Templeton Worldwide, Inc.; Senior Vice President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.

MARK MOBIUS (1936)      President   President since       Not Applicable   Not Applicable
17th Floor,             and Chief   1994 and Chief
The Chater House        Executive   Executive Officer -
8 Connaught Road        Officer  -  Investment
Central, Hong Kong      Investment  Management
                        Management  since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Portfolio Manager of various Templeton advisory affiliates; Executive Chairman, Templeton Asset Management Ltd.; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments; and FORMERLY, President, International Investment Trust Company Limited (investment manager of Taiwan R.O.C. FUND) (1986-1987); and Director, Vickers da Costa, Hong Kong (1983-1986).

                               32 | Annual Report

                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED     BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------   --------------   -------------   -----------------------   ------------------------
ROBERT C. ROSSELOT (1960)        Secretary        Since 2004      Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 14 of the investment companies in Franklin Templeton Investments.

GREGORY R. SEWARD (1956)         Treasurer     Since 2004        Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).

CRAIG S. TYLE (1960)             Vice President   Since 2005        Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson and Jennifer J. Bolt.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF ANN TORRE BATES AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MS. BATES HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE JANUARY 2008. SHE CURRENTLY SERVES AS A DIRECTOR OF SLM CORPORATION AND ALLIED CAPITAL CORPORATION AND WAS FORMERLY THE EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF NHP INCORPORATED AND VICE PRESIDENT AND TREASURER OF US AIRWAYS, INC. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC. AND VARIOUS PRIVATE COMPANIES, AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MS. BATES AND MR. NIEMIEC ARE INDEPENDENT BOARD MEMBERS AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES OR THE LISTING STANDARDS APPLICABLE TO THE FUND.

                               Annual Report | 33

Templeton Dragon Fund, Inc.

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSRS for the six months ended June 30, 2008. Additionally, the Fund expects to file, on or about February 28, 2009, such certifications with its Form N-CSR for the year ended December 31, 2008.

                               34 | Annual Report

[FRANKLIN LOGO]        100 Fountain Parkway
                       P.O. Box 33030
                       St. Petersburg, FL 33733-8030

ANNUAL REPORT AND SHAREHOLDER INFORMATION

TEMPLETON DRAGON FUND, INC.

INVESTMENT MANAGER

Templeton Asset Management Ltd.

TRANSFER AGENT

BNY Mellon Shareowner Services
P.O. Box 358015
Pittsburgh, PA 15252-8015
Toll free number: (800) 416-5585
Hearing Impaired phone number: (800) 231-5469
Foreign Shareholders phone number: (201) 680-6578 www.bnymellon.com

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.



ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $66,280 for the fiscal year ended December 31, 2008 and $57,775 for the fiscal year ended December 31, 2007.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $4,000 for the fiscal year ended December 31, 2008 and $46,000 for the fiscal year ended December 31, 2007. The services for which these fees were paid included tax compliance and advice.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $930 for the fiscal year ended December 31, 2008 and $0 for the fiscal year ended December 31, 2007. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $283,147 for the fiscal year ended December 31, 2008 and $0 for the fiscal year ended December 31, 2007. The services for which these fees were paid included review of materials provided to the fund Board in connect with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $288,077 for the fiscal year ended December 31, 2008 and $46,000 for the fiscal year ended December 31, 2007.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Members of the Audit Committee are: Ann Torre Bates, Frank J. Crothers, David W. Niemiec and Constantine D. Tseretopoulos

ITEM 6. SCHEDULE OF INVESTMENTS.   N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of directors of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Templeton Asset Management Ltd. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies. The manager votes proxies solely in the interests of the Fund and its shareholders.

To assist it in analyzing proxies, the manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. As a matter of policy, the officers, directors/trustees and employees of the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund with the manager's recommendation regarding the vote for approval. If the conflict is not resolved by the Fund, the Proxy Group may refer the matter, along with the recommended course of action by the manager, if any, to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund. Where the Proxy Group or the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board of directors or a committee of the board.

Where a material conflict of interest has been identified, but the items on which the manager's vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the manager rather than sending the proxy directly to the Fund for approval.

To avoid certain potential conflicts of interest, the manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the 1940 Act, or pursuant to an SEC exemptive order; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or (3) when required pursuant to the Fund's governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund's shares.

The recommendation of management on any issue is a factor that the manager considers in determining how proxies should be voted. However, the manager does not consider recommendations from management to be determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. The manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the manager conducts an independent review of each anti-takeover proposal. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to the manager's proxy voting decisions for international investments. However, the manager must be flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954)527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)(1) As of February 28, 2009, the portfolio managers of the Fund are as follows:

MARK MOBIUS, PH.D., EXECUTIVE CHAIRMAN OF TEMPLETON ASSET MANAGEMENT LTD.

Dr. Mobius has been a manager of the Fund since inception. He has overall authority for supervising the team allocating the investments of the Fund. He has final responsibility over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. Dr. Mobius joined Franklin Templeton Investments in 1987.

EDDIE CHOW, INVESTMENT ANALYST OF TEMPLETON ASSET MANAGEMENT LTD.

Mr. Chow heads the team with primary responsibility for allocation of investments for the Fund. He has been working on the Fund since 2000 providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. Mr. Chow joined Franklin Templeton Investments in 1994.

(a)(2) This section reflects information about the portfolio managers as of December 31, 2008.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

--------------------------------------------------------------------------------------------------------
                                  ASSETS                       ASSETS OF
                 NUMBER          OF OTHER                     OTHER POOLED               ASSETS OF
                OF OTHER        REGISTERED     NUMBER OF      INVESTMENTS                 OTHER
               REGISTERED      INVESTMENT     OTHER POOLED     VEHICLES     NUMBER OF    ACCOUNTS
               INVESTMENT      COMPANIES      INVESTMENT       MANAGED       OTHERS      MANAGED
               COMPANIES        MANAGED        VEHICLES        (X $1        ACCOUNTS     (X $1
NAME           MANAGED      (x $1 MILLION)     MANAGED/1      MILLION)/1    MANAGED/1    MILLION)/1
-----------------------------------------------------------------------------------------------------------

Mark Mobius       11             4,848.4            30             9,282.2           6             933.9
-----------------------------------------------------------------------------------------------------------
Eddie Chow        1                506.9             2               554.8           N/A               0
-----------------------------------------------------------------------------------------------------------

1. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the portfolio manager listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

CONFLICTS. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

         BASE SALARY Each portfolio manager is paid a base salary.

         ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of a Franklin Templeton fund which vest over a three-year period (17.5% to 25%) and other mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

o INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

o NON-INVESTMENT PERFORMANCE. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including business knowledge, contribution to team efforts, mentoring of junior staff, and contribution to the marketing of the Fund, are evaluated in determining the amount of any bonus award.

o RESEARCH. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time.

o RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

         ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of one or more mutual funds, and options to purchase common shares of a Franklin Templeton fund. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OWNERSHIP OF FUND SHARES. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager (such amounts may change from time to time):

        ----------------------------------------------------------

                                     Dollar Range of Fund Shares
         Portfolio Manager               Beneficially Owned
         ----------------------------------------------------------
         Mark Mobius                          None
         ----------------------------------------------------------
         Eddie Chow                           None
         ----------------------------------------------------------

Note: Because the portfolio managers are all foreign nationals, they do not hold shares in this U.S. registered fund, however they own shares in other similar Franklin Templeton funds managed by them, registered offshore and appropriate for foreign nationals.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jennifer J. Bolt, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jennifer J. Bolt, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON DRAGON FUND, INC.

By /s/JENNIFER J. BOLT
-----------------------------------
      Jennifer J. Bolt
      Chief Executive Officer -
      Finance and Administration
Date  February 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/JENNIFER J. BOLT
-----------------------------------
      Jennifer J. Bolt
      Chief Executive Officer -
      Finance and Administration
Date  February 25, 2009

By /s/LAURA F. FERGERSON
----------------------------------
      Laura F. Fergerson
      Chief Financial Officer and
      Chief Accounting Officer
Date  February 25, 2009